UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2003

FORTIS ENTERPRISES

(Exact name of registrant as specified in charter)

Nevada                                                      000-49634                                   88-0475756

(State of other jurisdiction of                                                            (Commission                                                                 (I.R.S. Employer

incorporation or organization)                                                          File Number)                                                                  Identification Number)

1180 Spring Centre South Blvd.

Suite 310

Altamonte Springs, Florida                                                                          32714

(Address of Principal Executive Office)                                                                                                                                 (Zip Code)

(407) 435-3959

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

        On September 2, 2003, the Registrant issued a press release announcing that they are holding an online sweepstakes promotion entitled "The Fortis Enterprises Home Improvement Sweepstakes". The Grand Prize Winner will receive $2,500 towards a home improvement project of their choice. A copy of the press release is attached hereto as Exhibit 99.

EXHIBITS

99             Press Release dated September 2, 2003

______

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        FORTIS ENTERPRISES

                                                                        By: /S/Stephen E. Carnes

                                                                              Stephen W. Carnes, President

Date: September 5, 2003